Exhibit 77(q)(i)


                                    Exhibits

(a)(1) Amendment No 9 to Trust Instrument of ING Variable Insurance Trust, Establishment and Designation of Series of Shares of Beneficial Interest, effective May 28, 2004 (ING GET U.S. Core Series 5) is incorporated by reference to Post-Effective Amendment No. 13 to the Registrant's Form N-1A Registration Statement on May 26, 2004.

(a)(2) Amendment No. 10 to Trust Instrument of ING Variable Insurance Trust, Establishment and Designation of Series of Shares of Beneficial Interest, effective May 28, 2004 (ING GET U.S. Core Series 6) is incorporated by reference to Post-Effective Amendment No. 13 to the Registrant's Form N-1A Registration Statement on May 26, 2004.

(a)(3) Amendment No. 11 to Trust Instrument of ING Variable Insurance Trust, Establishment and Designation of Series of Shares of Beneficial Interest, effective June 3, 2004, (ING GET U.S. Core Series 7) - filed herein.

(a)(4) Amendment No. 12 to Trust Instrument of ING Variable Insurance Trust, Establishment and Designation of Series of Shares of Beneficial Interest, effective June 3, 2004, (ING GET U.S. Core Series 8) - filed herein.

(a)(5) Amendment No. 13 to Trust Instrument of ING Variable Insurance Trust, Establishment and Designation of Series of Shares of Beneficial Interest, effective June 3, 2004, (ING GET U.S. Core Series 9) - filed herein.

(e)(1) Amended and Restated Schedule 1 with respect to the Management Agreement between ING Variable Insurance Trust and ING Investments, LLC - filed herein.

(e)(2) Amended Schedule A to the Sub-Advisory Agreement between ING Investments, LLC and Aeltus Investment Management, Inc. - filed herein.

(e)(3) Restated Expense Limitation Agreement effective August 1, 2003 by and between ING Investments, LLC and ING Variable Insurance Trust (ING GET U.S. Core Portfolios) is incorporated by reference to Post-Effective Amendment No. 9 to the Registrant's Form N-1A Registration Statement on December 8, 2003.

(e)(4) Amended Schedule A to the Restated Expense Limitation Agreement by and between ING Investments, LLC and ING Variable Insurance Trust (ING GET U.S. Core Portfolios) - filed herein.

(e)(5) Restated Expense Limitation Agreement effective August 1, 2003, by and between ING Investments, LLC and ING Variable Insurance Trust (ING VP Worldwide Growth Portfolio) - filed herein.